Exhibit 10.3(a)
June 1, 2010
AAA Capital Management Inc.
1300 Post Oak Blvd. #350
Houston, Texas 77056
Attention: Mr. Anthony Annunziato
     Re: Management Agreement Renewal
Dear Mr. Annunziato:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2011 and all other provisions of the Management Agreements will remain unchanged.
•	AAA Capital Energy Fund L.P.

•	AAA Capital Energy Fund L.P. II

•	AAA Master Fund LLC

•	Orion Futures Fund L.P.

•	Institutional Futures Portfolio L.P.

•	Legion Strategies LLC

•	Energy Advisors Portfolio L.P.

•	Global Futures Fund LTD

•	Orion Futures Fund (Cayman) LTD.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CERES MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

AAA CAPITAL MANAGEMENT INC.
By:	/s/ Anthony Annunziato
Print Name Anthony Annunziato

JM/sr